Exhibit 99.2

FINANCIAL SUPPLEMENT
As of March 31, 2017

Aspen Insurance Holdings Limited

This financial supplement is for information purposes only. It should be read in conjunction with other documents filed or to be filed by Aspen Insurance Holdings Limited with the United States Securities and Exchange Commission.

www.aspen.co

Investor Contact:
Aspen Insurance Holdings Limited
Mark Jones, Senior Vice President, Investor Relations
T: +1 646 289 4945
email: Mark.P.Jones@aspen.co

1

ASPEN INSURANCE HOLDINGS LIMITED
Basis of Presentation

Definitions and presentations: All financial information contained herein is unaudited except for information for the fiscal year ended December 31, 2016. Unless otherwise noted, all data is in U.S. dollar millions, except for per share amounts, percentages and ratio information.

In presenting Aspen's results, management has included and discussed certain "non-GAAP financial measures". Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain Aspen's results of operations in a manner that allows for a more complete understanding of the underlying trends in Aspen's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures is included in this financial supplement.

Operating income (a non-GAAP financial measure): Operating income is an internal performance measure used by Aspen in the management of its operations and represents after-tax operational results excluding, as applicable, after-tax net realized and unrealized gains or losses, including net realized and unrealized gains and losses on interest rate swaps, after-tax net foreign exchange gains or losses, including net realized and unrealized gains and losses from foreign exchange contracts, net realized gains or losses on investments, amortization of intangibles and net non-recurring income and expenses. Also included in the first quarter of 2017 was the issue cost associated with the redemption of the 7.401% Perpetual Non-Cumulative Preference Shares.

Aspen excludes these items above from its calculation of operating income because they are either not expected to recur and therefore are not reflective of underlying performance or the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. Aspen believes these amounts are largely independent of its business and underwriting process and including them would distort the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, Aspen believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Aspen's results of operations in a manner similar to how management analyzes Aspen's underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 21 for a reconciliation of net income to operating income.

Annualized operating return on average equity (“Operating ROE”) (a non-GAAP financial measure): Operating ROE is calculated using operating income, as defined above, and average equity is calculated as the arithmetic average on a monthly basis for the stated periods of shareholders' equity excluding the aggregate value of the liquidation preferences of our preference shares net of issuance costs and the total amount of non-controlling interest.

Aspen presents Operating ROE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 21 for a reconciliation of operating income to net income and page 7 for a reconciliation of average ordinary shareholders' equity to average shareholders' equity.

Diluted book value per ordinary share (not a non-GAAP financial measure): Aspen has included diluted book value per ordinary share as it illustrates the effect on basic book value per share of dilutive securities thereby providing a better benchmark for comparison with other companies. Diluted book value per share is calculated using the treasury stock method as defined on page 20.

Diluted operating earnings per share and basic operating earnings per share (non-GAAP financial measures): Aspen believes that the presentation of diluted operating earnings per share and basic operating earnings per share supports meaningful comparison from period to period and the analysis of normal business operations. Diluted operating earnings per share and basic operating earnings per share are calculated by dividing operating income by the diluted or basic weighted average number of shares outstanding for the period. See page 21 for a reconciliation of basic earnings per share to diluted and basic operating earnings per share.

Accident year loss ratio excluding catastrophes (a non-GAAP financial measure): Aspen believes that the presentation of loss ratios excluding catastrophes and prior year reserve movements supports meaningful comparison from period to period of the underlying performance of the business.  Accident year loss ratios excluding catastrophes are calculated by dividing net losses excluding catastrophe losses, net expenses and prior year reserve movements by net earned premiums excluding catastrophe-related reinstatement premiums.  Aspen has defined catastrophe losses in the first quarter of 2017 as losses associated predominantly with a tornado in Mississippi, Cyclone Debbie in Australia, and various other weather-related events. Catastrophe losses in the first quarter of 2016 were defined as losses associated with weather-related events in the U.S. and an earthquake in Taiwan. See pages 9 and 10 for a reconciliation of loss ratios to accident year loss ratios excluding catastrophes.

Underwriting ratios (GAAP financial measures): Aspen, along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of net claims and claims adjustment expenses to net premiums earned. The acquisition expense ratio is the ratio of underwriting expenses (commissions, premium taxes, licenses and fees, as well as other underwriting expenses) to net premiums earned. The general and administrative expense ratio is the ratio of general and administrative expenses to net premiums earned. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

GAAP combined ratios differ from U.S. statutory combined ratios primarily due to the deferral of certain third-party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general and administrative expense ratios.

	ASPEN INSURANCE HOLDINGS LIMITED
	Financial Highlights
	Three Months Ended March 31,
(in US$ millions except for percentages, share and per share amounts)	2017	2016	Change
Gross written premium	$998.0	$975.7	2.3%
Net written premium	$686.2	$799.7	(14.2)%
Net earned premium	$581.1	$663.1	(12.4)%
Net income after tax	$96.5	$114.4	(15.6)%
Operating income after tax	$59.8	$89.9	(33.5)%
Net investment income	$47.7	$49.5	(3.6)%
Underwriting income	$20.1	$55.7	(63.9)%
Earnings Per Share and Book Value Per Share
Basic earnings per ordinary share
Net income adjusted for preference share dividend and non-controlling interest	$1.39	$1.73	(19.7)%
Operating income adjusted for preference share dividend and non-controlling interest	$0.82	$1.33	(38.3)%
Diluted earnings per ordinary share
Net income adjusted for preference share dividend and non-controlling interest	$1.36	$1.68	(19.0)%
Operating income adjusted for preference share dividend and non-controlling interest	$0.79	$1.29	(38.8)%
Weighted average number of ordinary shares outstanding (in millions of shares)	59.863	60.868	(1.7)%
Diluted weighted average number of ordinary shares outstanding (in millions of shares)	61.197	62.484	(2.1)%
Book value per ordinary share	$48.79	$49.45	(1.3)%
Diluted book value per ordinary share	$47.89	$48.22	(0.7)%
Ordinary shares outstanding at March 31, 2017 and March 31, 2016 (in millions of shares)	59.988	60.675	(1.1)%
Diluted ordinary shares outstanding at March 31, 2017 and March 31, 2016 (in millions of shares)	61.107	62.213	(1.8)%
Underwriting Ratios
Loss ratio	56.5%	53.9%
Policy acquisition expense ratio	19.6%	19.6%
General, administrative and corporate expense ratio	20.9%	18.1%
General, administrative and corporate expense ratio (excluding amortization and non-recurring expenses)	20.5%	18.1%
Expense ratio	40.5%	37.7%
Expense ratio (excluding amortization and non-recurring expenses)	40.1%	37.7%
Combined ratio	97.0%	91.6%
Combined ratio (excluding amortization and non-recurring expenses)	96.6%	91.6%
Return On Equity
Average equity (1)	$2,920.9	$2,931.5
Return on average equity
Net income adjusted for preference share dividend and non-controlling interest	2.9%	3.6%
Operating income adjusted for preference share dividend and non-controlling interest	1.7%	2.8%
Annualized return on average equity
Net income	11.6%	14.4%
Operating income	6.8%	11.2%

See pages 7 and 21 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.
(1) Average equity excludes preference shares.

	ASPEN INSURANCE HOLDINGS LIMITED
	Consolidated Statements of Operations - Quarterly Results
(in US$ millions except for percentages)	Q1 2017	Q4 2016	Q3 2016	Q2 2016	Q1 2016
UNDERWRITING REVENUES
Gross written premiums	$998.0	$606.1	$763.5	$801.7	$975.7
Premiums ceded	(311.8)	(175.3)	(125.1)	(76.9)	(176.0)
Net written premiums	686.2	430.8	638.4	724.8	799.7
Change in unearned premiums	(105.1)	181.6	42.6	(44.0)	(136.6)
Net earned premiums	581.1	612.4	681.0	680.8	663.1
UNDERWRITING EXPENSES
Losses and loss adjustment expenses	328.2	387.3	389.2	442.2	357.4
Amortization of deferred policy acquisition costs	113.7	141.1	130.9	126.7	130.2
General, administrative and corporate expenses	119.1	125.5	118.7	116.4	119.8
Total underwriting expenses	561.0	653.9	638.8	685.3	607.4

Underwriting income/(loss) including corporate expenses	20.1	(41.5)	42.2	(4.5)	55.7

Net investment income	47.7	43.2	46.4	48.0	49.5
Interest expense	(7.4)	(7.4)	(7.3)	(7.4)	(7.4)
Other expenses	0.7	(1.3)	(7.4)	(1.0)	(3.0)
Total other revenue	41.0	34.5	31.7	39.6	39.1

Amortization and non-recurring expenses	(2.2)	(3.4)	(6.3)	—	—
Net realized and unrealized exchange (losses)/gains (1)	(5.8)	(5.6)	11.4	(5.4)	(20.1)
Net realized and unrealized investment gains/(losses) (2)	46.2	(58.1)	21.5	36.5	42.2
INCOME/(LOSS) BEFORE TAX	99.3	(74.1)	100.5	66.2	116.9
Income tax expense	(2.8)	2.6	(4.9)	(1.3)	(2.5)
NET INCOME/(LOSS) AFTER TAX	96.5	(71.5)	95.6	64.9	114.4
Dividends paid on ordinary shares	(13.2)	(13.2)	(13.3)	(13.4)	(12.8)
Dividends paid on preference shares	(10.5)	(13.4)	(9.5)	(9.4)	(9.5)
Preference share redemption costs	(2.4)	—	—	—	—
Proportion due to non-controlling interest	(0.1)	(0.1)	0.2	(0.4)	0.2
Retained income/(loss)	$70.3	$(98.2)	$73.0	$41.7	$92.3

Loss ratio	56.5%	63.2%	57.2%	65.0%	53.9%
Policy acquisition expense ratio	19.6%	23.0%	19.2%	18.6%	19.6%
General, administrative and corporate expense ratio	20.9%	21.0%	18.4%	17.1%	18.1%
General, administrative and corporate expense ratio (excluding amortization and non-recurring expenses)	20.5%	20.5%	17.4%	17.1%	18.1%
Expense ratio	40.5%	44.0%	37.6%	35.7%	37.7%
Expense ratio (excluding amortization and non-recurring expenses)	40.1%	43.5%	36.6%	35.7%	37.7%
Combined ratio	97.0%	107.2%	94.8%	100.7%	91.6%
Combined ratio (excluding amortization and non-recurring expenses)	96.6%	106.7%	93.8%	65.0%	91.6%
See pages 7 and 21 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.
(1) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.
(2) Includes the net realized and unrealized gains/(losses) from interest rate swaps.

ASPEN INSURANCE HOLDINGS LIMITED
Consolidated Statements of Operations - Year To Date Results
(in US$ millions except for percentages)	Three Months Ended March 31,
	2017	2016
UNDERWRITING REVENUES
Gross written premiums	$998.0	$975.7
Premiums ceded	(311.8)	(176.0)
Net written premiums	686.2	799.7
Change in unearned premiums	(105.1)	(136.6)
Net earned premiums	581.1	663.1
UNDERWRITING EXPENSES
Losses and loss adjustment expenses	328.2	357.4
Amortization of deferred policy acquisition costs	113.7	130.2
General, administrative and corporate expenses	119.1	119.8
Total underwriting expenses	561.0	607.4

Underwriting income including corporate expenses	20.1	55.7

Net investment income	47.7	49.5
Interest expense	(7.4)	(7.4)
Other expenses	0.7	(3.0)
Total other revenue	41.0	39.1

Amortization and non-recurring expenses	(2.2)	—
Net realized and unrealized exchange (losses)(1)	(5.8)	(20.1)
Net realized and unrealized investment gains(2)	46.2	42.2
INCOME BEFORE TAX	99.3	116.9
Income tax expense	(2.8)	(2.5)
NET INCOME AFTER TAX	96.5	114.4
Dividends paid on ordinary shares	(13.2)	(12.8)
Dividends paid on preference shares	(10.5)	(9.5)
Preference share redemption costs	(2.4)	—
Proportion due to non-controlling interest	(0.1)	0.2
Retained income	$70.3	$92.3

Loss ratio	56.5%	53.9%
Policy acquisition expense ratio	19.6%	19.6%
General, administrative and corporate expense ratio	20.9%	18.1%
General, administrative and corporate expense ratio (excluding amortization and non-recurring expenses)	20.5%	18.1%
Expense ratio	40.5%	37.7%
Expense ratio (excluding amortization and non-recurring expenses)	40.1%	37.7%
Combined ratio	97.0%	91.6%
Combined ratio (excluding amortization and non-recurring expenses)	96.6%	91.6%

See pages 7 and 21 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

(1) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.
(2) Includes the net realized and unrealized gains/(losses) from interest rate swaps.

	Consolidated Balance Sheets

(in US$ millions except for per share amounts)	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016

Investments
Fixed income securities	$6,977.6	$6,930.3	$6,961.6	$6,965.9	$6,960.5
Equity securities	623.6	584.7	797.7	785.6	757.8
Other investments	5.0	12.1	13.0	8.7	8.9
Catastrophe bonds	41.8	42.5	17.8	21.5	46.1
Short-term investments	348.1	330.7	338.7	121.8	143.0
Total investments	7,996.1	7,900.3	8,128.8	7,903.5	7,916.3
Cash and cash equivalents	873.1	1,273.8	1,183.3	1,038.8	903.1
Reinsurance recoverables
Unpaid losses	635.8	560.7	419.8	410.4	366.0
Ceded unearned premiums	404.8	255.2	229.5	226.2	243.6
Receivables
Underwriting premiums	1,557.8	1,399.4	1,437.7	1,428.5	1,339.1
Other	120.7	95.5	131.6	124.6	117.9
Funds withheld	90.4	73.1	51.6	46.0	39.6
Deferred policy acquisition costs	367.5	358.4	388.2	409.1	407.7
Derivatives at fair value	5.2	7.2	6.3	12.9	10.9
Receivable for securities sold	25.7	1.6	10.8	30.0	1.9
Office properties and equipment	86.1	83.8	84.0	83.9	83.2
Taxation	—	0.5	—	—	—
Other assets	1.0	1.0	1.0	1.0	1.8
Intangible assets and goodwill	80.5	79.6	73.1	72.0	74.3
Total assets	$12,244.7	$12,090.1	$12,145.7	$11,786.9	$11,505.4
LIABILITIES
Insurance reserves
Losses and loss adjustment expenses	$5,365.9	$5,319.9	$5,246.6	$5,181.5	$5,011.5
Unearned premiums	1,891.8	1,618.6	1,781.2	1,819.4	1,804.0
Total insurance reserves	7,257.7	6,938.5	7,027.8	7,000.9	6,815.5
Payables
Reinsurance premiums	362.9	345.3	182.8	142.7	148.9
Taxation	4.0	6.1	18.3	28.5	19.2
Accrued expenses and other payables	361.8	469.2	344.2	333.1	293.3
Liabilities under derivative contracts	4.3	18.4	6.5	11.5	17.6
Total payables	733.0	839.0	551.8	515.8	479.0
Loan notes issued by variable interest entities, at fair value	110.2	115.0	112.7	104.1	104.5
Long-term debt	549.4	549.3	549.3	549.3	549.3
Total liabilities	8,650.3	8,441.8	8,241.6	8,170.1	7,948.3
SHAREHOLDERS’ EQUITY
Ordinary shares	0.1	0.1	0.1	0.1	0.1
Non-controlling interest	1.5	1.4	1.3	1.5	1.1
Preference shares	—	—	—	—	—
Additional paid-in capital	1,142.1	1,259.6	1,280.2	1,040.5	1,055.9
Retained earnings	2,465.4	2,392.3	2,490.6	2,417.6	2,375.9
Accumulated other comprehensive income, net of taxes	(14.7)	(5.1)	131.9	157.1	124.1
Total shareholders’ equity	3,594.4	3,648.3	3,904.1	3,616.8	3,557.1
Total liabilities and shareholders’ equity	$12,244.7	$12,090.1	$12,145.7	$11,786.9	$11,505.4

Book value per ordinary share	$48.79	$47.68	$51.58	$50.71	$49.45
Book value per diluted ordinary share	$47.89	$46.72	$50.49	$49.53	$48.22

	ASPEN INSURANCE HOLDINGS LIMITED
	Earnings Per Share and Book Value Per Share

	Three Months Ended
(in US$ except for number of shares)	March 31, 2017	March 31, 2016

Basic earnings per ordinary share
Net income adjusted for preference share dividend and non-controlling interest	$1.39	$1.73
Operating income adjusted for preference share dividend and non-controlling interest	$0.82	$1.33
Diluted earnings per ordinary share
Net income adjusted for preference share dividend and non-controlling interest	$1.36	$1.68
Operating income adjusted for preference share dividend and non-controlling interest	$0.79	$1.29

Weighted average number of ordinary shares outstanding (in millions)	59.863	60.868
Weighted average number of ordinary shares outstanding and dilutive potential ordinary shares (in millions)	61.197	62.484

Book value per ordinary share	$48.79	$49.45
Diluted book value per ordinary share	$47.89	$48.22

Ordinary shares outstanding at end of the period (in millions)	59.988	60.675
Ordinary shares outstanding and dilutive potential ordinary shares at end of the period (in millions)	61.107	62.213

See pages 7 and 21 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

ASPEN INSURANCE HOLDINGS LIMITED
Return On Average Equity

	Three Months Ended
(in US$ millions except for percentages)	March 31, 2017	March 31, 2016

Average shareholders' equity	$3,621.4	$3,488.5
Average non-controlling interest	(1.5)	(1.2)
Average preference shares	(699.0)	(555.8)
Average ordinary shareholders' equity	$2,920.9	$2,931.5
Return on average equity:
Net income adjusted for preference share dividend and non-controlling interest	2.9%	3.6%
Operating income adjusted for preference share dividend and non-controlling interest	1.7%	2.8%
Annualized return on average equity:
Net income	11.6%	14.4%
Operating income	6.8%	11.2%
Components of return on average equity:
Return on average equity from underwriting activity (1)	0.8%	1.9%
Return on average equity from investment and other activity (2)	1.0%	1.0%
Pre-tax operating (loss)/income return on average equity (3)	1.8%	2.9%
Post-tax operating (loss)/income return on average equity (4)	1.7%	2.8%

See page 21 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.
(1) Calculated by using underwriting income.
(2) Calculated by using total other operating revenue and other income/(expense) adjusted for preference share dividends and non-controlling interest.
(3) Calculated by using operating income before tax adjusted for preference share dividends and non-controlling interest.
(4) Calculated by using operating income after-tax adjusted for preference share dividends and non-controlling interest.

	ASPEN INSURANCE HOLDINGS LIMITED
	Consolidated Underwriting Results by Operating Segment

	Three Months Ended March 31, 2017			Three Months Ended March 31, 2016
(in US$ millions except for percentages)	Reinsurance	Insurance	Total	Reinsurance	Insurance	Total

Gross written premiums	$565.3	$432.7	$998.0	$517.6	$458.1	$975.7
Net written premiums	448.2	238.0	686.2	449.5	350.2	799.7
Gross earned premiums	327.6	423.7	751.3	306.8	445.6	752.4
Net earned premiums	277.5	303.6	581.1	280.3	382.8	663.1
Losses and loss adjustment expenses	143.1	185.1	328.2	134.5	222.9	357.4
Amortization of deferred policy acquisition costs	59.5	54.2	113.7	59.4	70.8	130.2
General and administrative expenses	43.9	61.8	105.7	44.1	58.6	102.7
Underwriting income	$31.0	$2.5	$33.5	$42.3	$30.5	$72.8
Net investment income			47.7			49.5
Net realized and unrealized investment gains (1)			46.2			42.2
Corporate expenses			(13.4)			(17.1)
Amortization and non-recurring expenses			(2.2)			—
Other expenses			0.7			(3.0)
Interest expense			(7.4)			(7.4)
Net realized and unrealized foreign exchange (losses) (2)			(5.8)			(20.1)
Income before tax			$99.3			$116.9
Income tax expense			(2.8)			(2.5)
Net income			$96.5			$114.4
Ratios
Loss ratio	51.6%	61.0%	56.5%	48.0%	58.2%	53.9%
Policy acquisition expense ratio	21.4%	17.9%	19.6%	21.2%	18.5%	19.6%
General and administrative expense ratio (3)	15.8%	20.4%	20.9%	15.7%	15.3%	18.1%
General and administrative expense ratio (excluding amortization and non-recurring expenses)(3)	15.8%	20.4%	20.5%	15.7%	15.3%	18.1%
Expense ratio	37.2%	38.3%	40.5%	36.9%	33.8%	37.7%
Expense ratio (excluding amortization and non-recurring expenses)	37.2%	38.3%	40.1%	36.9%	33.8%	37.7%
Combined ratio	88.8%	99.3%	97.0%	84.9%	92.0%	91.6%
Combined ratio (excluding amortization and non-recurring expenses)	88.8%	99.3%	96.6%	84.9%	92.0%	91.6%

(1) Includes the net realized and unrealized gains/(losses) from interest rate swaps.
(2) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.
(3) The total group general and administrative expense ratio includes the impact from corporate expenses.

	ASPEN INSURANCE HOLDINGS LIMITED
	Reinsurance Segment - Quarterly Results

(in US$ millions except for percentages)	Q1 2017	Q4 2016	Q3 2016	Q2 2016	Q1 2016

Gross written premiums	$565.3	$197.1	$365.9	$332.6	$517.6
Net written premiums	448.2	198.4	314.5	306.8	449.5
Gross earned premiums	327.6	317.0	364.3	329.8	306.8
Net earned premiums	277.5	285.9	316.3	299.4	280.3
Net losses and loss adjustment expenses	143.1	163.6	178.7	181.1	134.5
Amortization of deferred policy acquisition costs	59.5	63.3	53.0	50.7	59.4
General and administrative expenses	43.9	47.6	47.4	39.1	44.1
Underwriting income	$31.0	$11.4	$37.2	$28.5	$42.3
Ratios
Loss ratio	51.6%	57.2%	56.5%	60.5%	48.0%
Policy acquisition expense ratio	21.4%	22.1%	16.8%	16.9%	21.2%
General and administrative expense ratio	15.8%	16.6%	15.0%	13.1%	15.7%
Expense ratio	37.2%	38.7%	31.8%	30.0%	36.9%
Combined ratio	88.8%	95.9%	88.3%	90.5%	84.9%
Accident Year Ex-cat Loss Ratio
Loss ratio	51.6%	57.2%	56.5%	60.5%	48.0%
Prior year loss development	7.6%	12.2%	6.4%	4.6%	6.5%
Catastrophe losses	(8.9)%	(13.2)%	(4.7)%	(17.4)%	(3.8)%
Accident year ex-cat loss ratio	50.3%	56.2%	58.2%	47.7%	50.7%

	ASPEN INSURANCE HOLDINGS LIMITED
	Insurance Segment - Quarterly Results

(in US$ millions except for percentages)	Q1 2017	Q4 2016	Q3 2016	Q2 2016	Q1 2016

Gross written premiums	$432.7	$409.0	$397.6	$469.1	$458.1
Net written premiums	238.0	232.4	323.9	418.0	350.2
Gross earned premiums	423.7	422.6	445.5	454.7	445.6
Net earned premiums	303.6	326.5	364.7	381.4	382.8
Net losses and loss adjustment expenses	185.1	223.7	210.5	261.1	222.9
Amortization of deferred policy acquisition costs	54.2	77.8	77.9	76.0	70.8
General and administrative expenses	61.8	54.7	57.9	57.2	58.6
Underwriting income/(loss)	$2.5	$(29.7)	$18.4	$(12.9)	$30.5
Ratios
Loss ratio	61.0%	68.5%	57.7%	68.5%	58.2%
Policy acquisition expense ratio	17.9%	23.8%	21.4%	19.9%	18.5%
General and administrative expense ratio	20.4%	16.8%	15.9%	15.0%	15.3%
Expense ratio	38.3%	40.6%	37.3%	34.9%	33.8%
Combined ratio	99.3%	109.1%	95.0%	103.4%	92.0%
Accident Year Ex-cat Loss Ratio
Loss ratio	61.0%	68.5%	57.7%	68.5%	58.2%
Prior year loss development	1.6%	5.0%	4.2%	1.9%	0.9%
Catastrophe losses	(1.5)%	(5.2)%	(2.8)%	(4.3)%	(2.1)%
Accident year ex-cat loss ratio	61.1%	68.3%	59.1%	66.1%	57.0%

	ASPEN INSURANCE HOLDINGS LIMITED
	Written and Earned Premiums by Segment and Lines of Business
(in US$ millions)
Gross Written Premiums	Q1 2017	Q4 2016	Q3 2016	Q2 2016	Q1 2016
Reinsurance
Property Catastrophe Reinsurance	$130.7	$0.4	$47.3	$97.7	$127.6
Other Property Reinsurance	118.9	63.5	77.4	84.3	103.0
Casualty Reinsurance	143.7	56.9	79.3	57.3	127.1
Specialty Reinsurance	172.0	76.3	161.9	93.3	159.9
Total Reinsurance	$565.3	$197.1	$365.9	$332.6	$517.6
Insurance
Property and Casualty Insurance	$211.1	$189.4	$184.9	$257.6	$226.3
Marine, Aviation and Energy Insurance	105.8	88.5	96.3	93.8	117.7
Financial and Professional Lines Insurance	115.8	131.1	116.4	117.7	114.1
Total Insurance	$432.7	$409.0	$397.6	$469.1	$458.1

Total Gross Written Premiums	$998.0	$606.1	$763.5	$801.7	$975.7
Net Written Premiums
Reinsurance
Property Catastrophe Reinsurance	$71.1	$1.0	$26.7	$78.3	$92.1
Other Property Reinsurance	89.0	63.6	73.6	82.7	92.9
Casualty Reinsurance	142.0	57.7	78.1	57.3	125.6
Specialty Reinsurance	146.1	76.1	136.1	88.5	138.9
Total Reinsurance	$448.2	$198.4	$314.5	$306.8	$449.5
Insurance
Property and Casualty Insurance	$94.8	$85.2	$161.9	$228.5	$180.5
Marine, Aviation and Energy Insurance	71.1	54.9	56.9	80.0	106.6
Financial and Professional Lines Insurance	72.1	92.3	105.1	109.5	63.1
Total Insurance	$238.0	$232.4	$323.9	$418.0	$350.2

Total Net Written Premiums	$686.2	$430.8	$638.4	$724.8	$799.7
Net Earned Premiums
Reinsurance
Property Catastrophe Reinsurance	$34.0	$44.0	$50.5	$53.1	$47.3
Other Property Reinsurance	77.3	77.4	70.5	80.8	87.3
Casualty Reinsurance	81.8	88.3	78.3	74.1	67.0
Specialty Reinsurance	84.4	76.2	117.0	91.4	78.7
Total Reinsurance	$277.5	$285.9	$316.3	$299.4	$280.3
Insurance
Property and Casualty Insurance	$144.4	$168.6	$175.9	$201.0	$189.7
Marine, Aviation and Energy Insurance	77.4	59.2	86.4	86.9	93.9
Financial and Professional Lines Insurance	81.8	98.7	102.4	93.5	99.2
Total Insurance	$303.6	$326.5	$364.7	$381.4	$382.8

Total Net Earned Premiums	$581.1	$612.4	$681.0	$680.8	$663.1

ASPEN INSURANCE HOLDINGS LIMITED
Consolidated Statements of Changes in Shareholders' Equity
	Three Months Ended March 31,
(in US$ millions)	2017	2016
Ordinary shares
Beginning and end of period	$0.1	$0.1
Preference shares
Beginning and end of period	—	—
Non-controlling interest
Beginning of period	1.4	1.3
Net change for the period	0.1	(0.2)
End of period	1.5	1.1
Additional paid-in capital
Beginning of period	1,259.6	1,075.3
New shares issued	0.1	1.5
Ordinary shares repurchased	—	(25.0)
Preference shares redemption	(133.2)	—
Preference share redemption costs	2.4	—
Share-based compensation	13.2	4.1
End of period	1,142.1	1,055.9
Retained earnings
Beginning of period	2,392.3	2,283.6
Net income for the period	96.5	114.4
Dividends paid on ordinary and preference shares	(23.7)	(22.3)
Preference shares redemption costs	(2.4)	—
Dividends paid on non-controlling interest	—	—
Proportion due to non-controlling interest	(0.1)	0.2
Share-based payment	2.8	—
End of period	2,465.4	2,375.9
Accumulated other comprehensive income:
Cumulative foreign currency translation adjustments, net of taxes:
Beginning of period	(27.1)	0.6
Change for the period	(12.9)	(11.0)
End of period	(40.0)	(10.4)
Loss on derivatives:
Beginning of period	(0.5)	(1.2)
Net change from current period hedged transactions	1.2	(1.4)
End of period	0.7	(2.6)
Unrealized appreciation/(depreciation) on available for sale investments, net of taxes:
Beginning of period	22.5	60.2
Change for the period	2.1	76.9
End of period	24.6	137.1
Total accumulated other comprehensive (loss)/income	(14.7)	124.1

Total shareholders' equity	$3,594.4	$3,557.1

	ASPEN INSURANCE HOLDINGS LIMITED
	Consolidated Statements of Comprehensive Income

	Three Months Ended March 31,
(in US$ millions)	2017	2016

Net income adjusted for non-controlling interest	$96.5	$114.4
Other comprehensive income, net of taxes:
Available for sale investments:
Reclassification adjustment for net realized (gains) included in net income	(0.8)	(3.7)
Change in net unrealized gains on available for sale securities held	2.9	80.6
Net change from current period hedged transactions	1.2	(1.4)
Change in foreign currency translation adjustment	(12.9)	(11.0)
Other comprehensive (loss)/income	(9.6)	64.5
Comprehensive income	$86.9	$178.9

	ASPEN INSURANCE HOLDINGS LIMITED
	Condensed Consolidated Statements of Cash Flows

	Three Months Ended March 31,
(in US$ millions)	2017	2016

Net cash (used in)/from operating activities	$(84.3)	$60.5
Net cash (used in) investing activities	(44.1)	(119.4)
Net cash from/(used in) financing activities	(275.8)	(133.2)
Effect of exchange rate movements on cash and cash equivalents	3.5	(4.3)
Increase in cash and cash equivalents	(400.7)	(196.4)
Cash at beginning of period	1,273.8	1,099.5
Cash at end of period	$873.1	$903.1

	ASPEN INSURANCE HOLDINGS LIMITED
	Reserves for Losses and Loss Adjustment Expenses

(in US$ millions)	For the Three Months Ended March 31, 2017	For the Three Months Ended March 31, 2016	For the Twelve Months Ended December 31, 2016

Provision for losses and loss adjustment expenses at the start of the period	$5,319.9	4,938.2	$4,938.2
Reinsurance recoverables	(560.7)	(354.8)	(354.8)
Net loss and loss adjustment expenses at the start of the period	4,759.2	4,583.4	4,583.4

Net loss and loss adjustment expenses assumed	—	5.7	(80.1)
Provision for losses and loss adjustment expenses for claims incurred
Current period	354.4	379.0	1,705.4
Prior period release	(26.2)	(21.6)	(129.3)
Total incurred	328.2	357.4	1,576.1

Losses and loss adjustment expenses payments for claims incurred	(398.4)	(294.5)	(1,222.8)

Foreign exchange losses(gains)	41.1	(6.4)	(97.4)

Net loss and loss adjustment expenses reserves at the end of the period	4,730.1	4,645.5	4,759.2
Reinsurance recoverables on unpaid losses at the end of the period	635.8	366.0	560.7
Gross loss and loss adjustment expenses reserves at the end of the period	$5,365.9	5,011.5	$5,319.9

	ASPEN INSURANCE HOLDINGS LIMITED
	Reserves by Operating Segment

	As at March 31, 2017			As at December 31, 2016
(in US$ millions)	Gross	Reinsurance Recoverables	Net	Gross	Reinsurance Recoverables	Net

Reinsurance	$2,532.8	$(87.4)	$2,445.4	$2,536.1	$(74.0)	$2,462.1
Insurance	2,833.1	(548.4)	2,284.7	2,783.8	(486.7)	2,297.1
Total losses and loss adjustment expense reserves	$5,365.9	$(635.8)	$4,730.1	$5,319.9	$(560.7)	$4,759.2

ASPEN INSURANCE HOLDINGS LIMITED
Prior Year Reserve Releases

(in US$ millions)	Three Months Ended March 31, 2017			Three Months Ended March 31, 2016
	Gross	Reinsurance Recoverables	Net	Gross	Reinsurance Recoverables	Net
Reinsurance	$24.0	$(2.8)	$21.2	$20.3	$(2.1)	$18.2
Insurance	(3.8)	8.8	5.0	2.8	0.6	3.4
Release in reserves for prior years during the period	$20.2	$6.0	$26.2	$23.1	$(1.5)	$21.6

	ASPEN INSURANCE HOLDINGS LIMITED
	Consolidated Investment Portfolio
(in US$ millions)	Fair Market Value
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Marketable Securities - Available For Sale
U.S. government securities	$1,267.1	$1,206.1	$1,086.4	$1,147.4	$1,111.7
U.S. agency securities	107.4	119.6	127.3	131.2	149.9
Municipal securities	24.4	24.4	26.2	26.2	32.9
Corporate securities	2,587.7	2,586.5	2,790.8	2,663.2	2,680.9
Foreign government securities	494.2	488.7	583.1	641.7	674.5
Asset-backed securities	54.8	63.0	69.1	72.9	76.3
Bonds backed by foreign government	84.5	89.8	82.4	69.5	72.5
Mortgage-backed securities	1,044.3	1,086.5	1,199.4	1,256.0	1,265.0
Total fixed income securities	5,664.4	5,664.6	5,964.7	6,008.1	6,063.7
Short-term investments	163.5	145.3	169.1	108.9	135.3
Total Available For Sale	$5,827.9	$5,809.9	$6,133.8	$6,117.0	$6,199.0

Marketable Securities - Trading
U.S. government securities	$95.4	$82.4	$44.4	$53.9	$42.1
Municipal securities	15.6	15.5	4.9	4.8	4.0
Corporate securities	866.2	820.6	677.0	658.0	615.2
Foreign government securities	191.7	202.8	213.1	202.2	198.5
Asset-backed securities	13.4	14.5	15.5	15.8	19.6
Mortgage-backed securities	130.9	130.0	42.0	23.1	17.4
Total fixed income securities	1,313.2	1,265.8	996.9	957.8	896.8
Short-term investments	184.6	185.4	169.6	12.9	7.7
Equity securities	623.6	584.7	797.7	785.6	757.8
Catastrophe bonds	41.8	42.5	17.8	21.5	46.1
Total Trading	$2,163.2	$2,078.4	$1,982.0	$1,777.8	$1,708.4

Other Investments	$5.0	$12.1	$13.0	$8.7	$8.9

Cash	873.1	1,273.8	1,183.3	1,038.8	903.1
Accrued interest	46.5	46.0	45.6	47.3	46.0
Total Cash and Accrued Interest	$919.6	$1,319.8	$1,228.9	$1,086.1	$949.1

Total Cash and Investments	$8,915.7	$9,220.2	$9,357.7	$8,989.6	$8,865.4

ASPEN INSURANCE HOLDINGS LIMITED
Investment Analysis

(in US$ millions except for percentages)	Q1 2017	Q4 2016	Q3 2016	Q2 2016	Q1 2016

Net investment income from fixed income investments and cash	$42.5	$40.7	$40.9	$42.5	$42.6
Net investment income from equity securities	5.2	2.5	5.5	5.5	6.9
Net investment income	47.7	43.2	46.4	48.0	49.5

Net realized and unrealized investment gains/(losses) excluding the interest rate swaps	46.5	(58.1)	21.5	36.8	45.0
Net realized investment (losses)/gains from the interest rate swaps	—	—	—	(0.3)	(2.8)
Other-than-temporary impairment charges	(0.3)	—	—	—	—
Net realized and unrealized investment gains/(losses)	46.2	(58.1)	21.5	36.5	42.2

Change in unrealized gains/(losses) on available for sale investments (gross of tax)	2.0	(143.1)	(23.2)	42.2	85.0
Total return/(loss) on investments (1)	$95.9	$(158.0)	$44.7	$126.7	$176.7

Portfolio Characteristics
Fixed income portfolio book yield (excluding the impact of the interest rate swaps) (1)	2.53%	2.49%	2.46%	2.50%	2.56%
Fixed income portfolio duration (excluding the impact of the interest rate swaps) (1)	3.9 years	3.9 years	3.6 years	3.6 years	3.6 years
(1) On May 9, 2016, the Company terminated all remaining outstanding interest rate swaps under its International Swap Dealers Association agreement.

ASPEN INSURANCE HOLDINGS LIMITED
Book Value Per Ordinary Share

(in US$ millions except for number of shares and per share amounts)	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016

Net assets	$3,594.4	$3,648.3	$3,904.1	$3,616.8	$3,557.1
Less: Preference shares	(666.3)	(797.1)	(797.1)	(555.8)	(555.8)
Less: Non-controlling interest	(1.5)	(1.4)	(1.3)	(1.5)	(1.1)
Total	$2,926.6	$2,849.8	$3,105.7	$3,059.5	$3,000.2

Ordinary shares outstanding (in millions)	59.988	59.774	60.211	60.329	60.675
Ordinary shares and dilutive potential ordinary shares (in millions)	61.107	61.001	61.516	61.767	62.213

Book value per ordinary share	$48.79	$47.68	$51.58	$50.71	$49.45
Diluted book value per ordinary share	$47.89	$46.72	$50.49	$49.53	$48.22

The dilutive effect of options has been calculated using the treasury stock method. The treasury stock method assumes that the proceeds received from the exercise of options will be used to purchase the Company's ordinary shares at the average market price during the period of calculation.

	ASPEN INSURANCE HOLDINGS LIMITED
	Operating Income Reconciliation

Net income is adjusted to exclude after-tax change in net foreign exchange gains and losses, realized gains and losses in investments and non-recurring items.
	Three Months Ended
(in US$ millions except where stated)	March 31, 2017	March 31, 2016

Net income as reported	$96.5	$114.4
Change in the redemption value of preference shares	(2.4)	—
Net change attributable to non-controlling interest	(0.1)	0.2
Preference share dividends	(10.5)	(9.5)
Net income available to ordinary shareholders	83.5	105.1
Add (deduct) after tax income:
Net foreign exchange losses	5.1	16.9
Net realized (gains) on investments	(43.8)	(41.4)
Changes in redemption value of the preference shares	2.4	—
Amortization and non-operating expenses	2.0	—
Operating income after tax available to ordinary shareholders	49.2	80.6
Tax expense on operating income	1.3	4.9
Operating income before tax available to ordinary shareholders	$50.5	$85.5

Basic earnings per ordinary share
Net income adjusted for preference share dividends and non-controlling interest	$1.39	1.73
Add (deduct) after tax income:
Net foreign exchange losses/	0.09	0.28
Net realized (gains) on investments	(0.73)	(0.68)
Changes in redemption value of the preference shares	0.04	—
Amortization and non-operating expenses	0.03	—
Operating income adjusted for preference shares dividends and non-controlling interest	$0.82	1.33

Diluted earnings per ordinary share
Net income adjusted for preference share dividends and non-controlling interest	$1.36	1.68
Add (deduct) after tax income:
Net foreign exchange losses	0.08	0.27
Net realized (gains) on investments	(0.72)	(0.66)
Changes in redemption value of the preference shares	0.04	—
Amortization and non-operating expenses	0.03	—
Operating income adjusted for preference shares dividends and non-controlling interest	$0.79	1.29